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                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT

  Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 2, 1998
                                                ----------------------

                        E.Com International, Inc.
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         (Exact name of registrant as specified in its charter)

           Oregon                      000-23547               91-1600822
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(State or other jurisdiction     (Commission File No.)       (IRS Employer
    of incorporation)                                     Identification No.)


             7737 S.W. Cirrus Drive, Beaverton, Oregon  97008
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      (Address of principal executive offices, including zip code)

                            (503) 671-9900
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         (Registrant's telephone number, including area code)

                                 N/A
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     (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     During the recent months, E.Com International, Inc. (the "Company") had been working to secure a financing transaction which would permit it to continue operations as currently conducted. In early October 1998, the Company learned that a contemplated financing transaction would not be available. The Company is currently exploring various alternative financing strategies, including private and public financing, selling assets and bank borrowings. If the Company cannot successfully complete such a financing, the Company will not have sufficient liquid assets to continue operations as currently conducted and will be forced to cease operations and/or file a petition in bankruptcy.

                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 12, 1998

                                        E.COM INTERNATIONAL, INC.

                                             /s/ William F. Stephens

                                        By:  William F. Stephens
                                           --------------------------------
                                        Its:  President and CEO
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